UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

FORU Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146744	88-0338837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 S. Cook Street #184 Barrington, IL 60010
(Address of Principal Executive Offices)

732-536-1600

Registrant’s telephone number, including area code

N/A

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 3, 2015, ForU Holdings, Inc., a Nevada corporation (the “Company”) entered into a share exchange agreement (the “Agreement”) with Life, 180, Inc. a Nevada corporation (“180”), SRD, Inc. a Nevada corporation which is the sole shareholder of 180 (the “Shareholder”), and John de Vries.  Pursuant to the Agreement, the Company agreed to purchase all of the outstanding equity interests of 180 (the “180 Shares”) from the Shareholder in exchange for 3,750,000 shares of the Company’s $.001 par value per share common stock (the “Common Stock”).  Also, prior to the signing date of the Agreement, the Company made advances to 180 of $1,850,000 and pursuant to the Agreement, such advanced funds are to be applied as part of the purchase price for the 180 Shares.  The Agreement also requires the Company is required to make available to 180 an additional $150,000 for use as working capital in the 180 business.  Although the Agreement has been executed, the transactions contemplated by the Agreement have yet to close.   A copy of the Agreement is filed herewith as Exhibit 10.1.

Item 4.01 Changes in Registrant’s Certifying Accountant

FORU Holdings, Inc. was notified that since the Company’s last audit of years ended December 31, 2010 and 2009, the Company’s independent registered public accounting firm, Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (“MTK”) changed its name to Moquist Thorvilson Kaufmann & Pieper LLC and then to Moquist Thorvilson & Kaufman, LLC.  Then on July 1, 2013 MTK terminated all its employees and ceased operations.  All of the former employees and former partners of MTK became employees and partners of BDO USA, LLP (“BDO”).  Accordingly, the former firm of MTK no longer exists nor does it have a license to practice public accounting.

On December 16, 2015, the board of directors appointed Heaton & Company, PLLC (“Heaton”) as the Company’s new independent registered public accounting firm for the fiscal years ended December 31, 2015, 2014, 2013, 2012 and 2011. Heaton is located at 250 North East Promontory, Suite 200, Farmington, Utah 84025.

During the registrant’s most recent fiscal years ended December 31, 2010 and 2009 and through December 16, 2015, the registrant did not consult with Heaton on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Heaton did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of the registrant’s financial statements for the fiscal years ended December 31, 2010 and 2009 and through the date of this Current Report, there were: (i) no disagreements between the registrant and MTK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MTK, would have caused MTK to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Current Report.  BDO advised that it is unable to request that the former MTK partners furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not the former firm agrees with the registrant’s statements in this Item 4.01 because MTK no longer exists nor does it have a license to practice public accounting.

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On December 16, 2015, the Board appointed Mr. Diego E. Roca as the Company’s Chief Financial Officer, Corporate Secretary and Treasurer.

Diego E. Roca, age 48, has over 20 years of experience in financial management, operations, public (SEC) filings, compliance, cash management and internal controls. From 1995 until 2004, he worked with Digitec 2000, Inc., a U.S. based telecommunications firm, where he began his career as Digitec's Controller. He was promoted to Chief Operating Officer and finally Senior Vice President and Chief Financial Officer. From 2004 to 2006, Mr. Roca served as a consultant to various companies, including Digitec and Dominion Minerals Corp. From 2007 to present he has held the office of Executive Vice President, Chief Financial Officer and Director for Dominion Minerals Corp, an international mining firm with projects in the republics of China and Panama.  From November 2013 to April 2014 and from August 2014 to October 2014, Mr. Roca served as the Chief Financial Officer and Chief Restructuring Officer, respectively, to Codesmart Holdings, Inc.  Mr. Roca received a Bachelor of Science degree in Accounting from Queens College in 1991.

There are no “family relationships” between Mr. Roca and any director or executive officer of the Company as such term is defined in Item 401(d) of Regulation S-K.  Mr. Roca has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On February 1, 2016, the Company and Mr. Roca entered into an employment agreement (the “Employment Agreement”), pursuant to which the Company employed Mr. Roca as its Chief Financial Officer for a term of four years with a one-year automatic renewal term.  Pursuant to the Agreement, Mr. Roca is entitled to compensation consisting of $150,000, $175,000, $225,000 and $250,000 per year of base salary in 2016, 2017, 2018 and 2019, respectively and an annual bonus if certain performance targets are met at the discretion of the Board.  Pursuant to the Employment Agreement, Mr. Roca was granted an option (the “Option”) to purchase 150,000 shares of the Company’s Common Stock at $0.88 per share.  The Option carries a term of 5 years.  Additionally, the Employment Agreement contains a grant of shares of Common Stock of the Company to Mr. Roca in the amount of 150,000 shares, 150,000 shares and 200,000 shares that shall be issued in 2016, 2017 and 2018, respectively.  A copy of the Employment Agreement is filed herewith as Exhibit 10.2.

Item 8.01 Other Events

The Company has been delinquent in its filings with the SEC.  The last report filed with the SEC by the Company was its Form 10-Q for the nine months and three months ended September 30, 2011.  The Company is currently preparing a Comprehensive Form 10-K which shall include audited financial statements for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 and will also include quarterly reports for the quarterly periods ended prior to the time of filing of the Comprehensive Form 10-K.  The Company anticipates that the Comprehensive Form 10-K shall be prepared and ready for filing no later than 120 days from the date of filing of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number

Description

10.1

Share Exchange Agreement

10.2

Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORU HOLDINGS, INC.

Date:	March 8, 2016	By:	/s/ Diego E. Roca
Diego E. Roca
Chief Financial Officer

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